                                                             EXHIBIT 10.37(b)


                               AMENDMENT NO. 1 TO
                               EXCHANGE AGREEMENT

     This AMENDMENT NO. 1 TO EXCHANGE AGREEMENT (this "AMENDMENT"), is made and entered into as of December 12, 2003, by and among Orbitz, Inc., a Delaware corporation (the "CORPORATION"), Orbitz, LLC, a Delaware limited liability company (the "OPERATING COMPANY"), American Airlines, Inc., a Delaware corporation ("AMERICAN"), Continental Airlines, Inc., a Delaware corporation ("CONTINENTAL"), Omicron Reservations Management, Inc., a Delaware corporation ("DELTA"), Northwest Airlines, Inc., a Minnesota corporation ("NORTHWEST"), and UAL Loyalty Services, Inc., a Delaware corporation ("UAL LOYALTY SERVICES"; and, together with American, Continental, Delta and Northwest, the "AIRLINES").

     WHEREAS, the Corporation, the Operating Company and the Airlines are parties to that certain Exchange Agreement, dated as of November 25, 2003 (the "EXCHANGE AGREEMENT"); and

     WHEREAS, pursuant to Section 12(d) of the Exchange Agreement, the Corporation, the Operating Company and the Airlines desire to amend the Exchange Agreement as provided in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   AMENDMENTS TO THE EXCHANGE AGREEMENT.

     1.1 The sixth "Whereas" clause in the Exchange Agreement is hereby amended to read in its entirety as follows:

          WHEREAS, in connection with the Public Offering, the Airlines desire to exchange (the "SERIES A PREFERRED EXCHANGE") certain of their Class A LLC Units, on a one-for-one basis, for Four Hundred Thirty Four Thousand Seven Hundred Eighty Two (434,782) shares of Non-Voting Convertible Preferred Stock;

     1.2 Section 1(b) of the Exchange Agreement is hereby amended to read in its entirety as follows:

          (b) SERIES A PREFERRED EXCHANGE. Subject to the satisfaction of the conditions set forth in this Agreement, at the Closing, the Corporation and each Airline agree to exchange Class A LLC Units, on a one-for-one basis, for the number of shares of Non-Voting Convertible Preferred Stock equal to the whole number of shares rounded to the nearest number of such

          Airline's Pro Rata Allotment (as such term is defined in Section 6(d) of the Corporation's Amended and Restated Stockholders Agreement, dated as of April 10, 2002, as amended (the "STOCKHOLDERS AGREEMENT") by and among the Corporation, the Operating Company and the Airlines) of Four Hundred Thirty Four Thousand Seven Hundred Eighty Two (434,782) shares of Non-Voting Convertible Preferred Stock.

2. DEFINITIONS. Any capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Exchange Agreement.

3. LIMITED AMENDMENT. This Amendment is limited by its terms and does not and shall not serve to amend or waive any provision of the Exchange Agreement except as expressly provided for in this Amendment. The Exchange Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall continue in full force and effect.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts (including by means of facsimile signature pages), each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the parties hereto.

              [the remainder of this page intentionally left blank]

    IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to Exchange Agreement as of the date first written above.

ORBITZ, INC.                             ORBITZ, LLC

By: /s/ JEFFREY G. KATZ                  By: /s/ JEFFREY G. KATZ
   ----------------------------             ---------------------------
   Name:  Jeffrey G. Katz                    Name:  Jeffrey G. Katz
   Title: President and                      Title: President and
          Chief Executive Officer                   Chief Executive Officer

                                          AMERICAN AIRLINES, INC.


                                          By: /s/ BEVERLY K. GOULET
                                             --------------------------
                                             Name:  Beverly K. Goulet
                                             Title: Vice President--
                                                    Corporate Development and
                                                    Treasurer


                                          CONTINENTAL AIRLINES, INC.

                                          By: /s/ JEFFERY A. SMISEK
                                             --------------------------
                                             Name:  Jeffery A. Smisek
                                             Title: Executive Vice President


                                          OMICRON RESERVATIONS
                                          MANAGEMENT, INC.


                                          By: /s/ VINCENT CAMINITI
                                             --------------------------
                                             Name:  Vincent Caminiti
                                             Title: President


                                          NORTHWEST AIRLINES, INC.

                                          By: /s/ J. TIMOTHY GRIFFIN
                                             --------------------------
                                             Name:  J. Timothy Griffin
                                             Title: Executive Vice
                                                    President Marketing and
                                                    Distribution


                                          UAL LOYALTY SERVICES, INC.


                                          By: /s/ DOUGLAS A. HACKER
                                             --------------------------
                                             Name:  Douglas A. Hacker
                                             Title: President